
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 29, 2003

              (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 2003


                            SILVERLEAF RESORTS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13003                                         75-2250990
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(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


1221 RIVER BEND DRIVE, SUITE 120, DALLAS, TEXAS            75247
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                  214-631-1166
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  Not applicable

(b)  Not applicable

(c)  The following are furnished as Exhibits to this Report:


    Exhibit No.                             Description

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
      3.1         Third Amended And Restated Articles of Incorporation of the
                  Registrant dated December 17, 2003

      3.2         Amended and Restated Certificate of Incorporation of
                  Silverleaf Finance II, Inc. dated December 23, 2003

     10.1 Developer Transfer Agreement dated as of December 19, 2003 between the Registrant and Silverleaf Finance II, Inc.

     10.2 Loan and Security Agreement Receivables Credit Facility provided by Textron Financial Corporation to Silverleaf
                  Finance II, Inc., dated as of December 19, 2003

     10.3         Schedule 1 -- Defined Terms to Textron Receivables Credit
                  Facility

     10.4         First Amendment to Amended and Restated Loan, Security and
                  Agency Agreement (Tranche A) dated as of December
                  19, 2003 between the Registrant and Textron Financial
                  Corporation

     10.5         First Amendment to Amended and Restated Loan, Security and
                  Agency Agreement (Tranche B) dated as of December 19, 2003 between the Registrant and Textron Financial Corporation

     10.6         First Amendment to Amended and Restated Loan, Security and
                  Agency Agreement (Tranche C) dated as of December 19, 2003 between the Registrant and Textron Financial Corporation

     10.7         Third Amendment to Loan and Security Agreement (Inventory
                  Loan) dated as of December 19, 2003 between the Registrant and Textron Financial Corporation

     10.8         Third Amendment to Amended and Restated Revolving Credit
                  Agreement dated as of December 19, 2003 by and among the Registrant, Sovereign Bank, and Liberty Bank

     10.9         Third Amendment Agreement dated as of December 19, 2003 to the
                  Amended and Restated Receivables Loan and Security Agreement dated as of April 30, 2002, among Silverleaf Finance I, Inc.;
                  the Registrant; Autobahn Funding Company LLC; Agent; U.S. Bank
                  Trust National Association; and Wells Fargo Bank Minnesota,
                  National Association

     99.1         Press Release dated December 23, 2003 issued by the Registrant



ITEM 9.  REGULATION FD DISCLOSURE

Pursuant to Item 9, "Regulation FD Disclosure," information is being furnished with respect to the Registrant's press release, issued on December 23, 2003, announcing, among other things, that the Registrant has completed a $66.4 million conduit loan transaction and amended certain of its loan agreements with its senior lenders, copies of which amendments are filed as exhibits hereto. A copy of the press release issued on December 23, 2003, is furnished as Exhibit No. 99.1 to this Report on Form 8-K. The Registrant's reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Registrant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SILVERLEAF RESORTS, INC.




         Dated:   December 29, 2003            By:  /s/ ROBERT E. MEAD
                                                   -----------------------------
                                               Name:    Robert E. Mead
                                               Title:   Chairman and Chief
                                                        Executive Officer


         Dated:   December 29, 2003            By:  /s/ HARRY J. WHITE, JR.
                                                   -----------------------------
                                               Name:    Harry J. White, Jr.
                                               Title:   Chief Financial Officer